UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEXCEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HEXCEL CORPORATION 2021 Annual Meeting Vote by May 9, 2021, 11:59 PM EDT For shares held in Hexcel’s 401(k) plan or Employee stock purchase plan, vote by May 5, 2021, 10:30 AM EDT
HEXCEL CORPORATION ATTN: KURT GODDARD 2 STAMFORD PLAZA 281 TRESSER BLVD., 16TH FLOOR STAMFORD, CT 06901-3261
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You invested in HEXCEL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 10, 2021 10:30 AM EDT
Virtually at: www.virtualshareholdermeeting.com/HXL2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Nick L. Stanage	For
1b.	Jeffrey C. Campbell	For
1c.	Cynthia M. Egnotovich	For
1d.	Thomas A. Gendron	For
1e.	Dr. Jeffrey A. Graves	For
1f.	Guy C. Hachey	For
1g.	Dr. Marilyn L. Minus	For
1h.	Catherine A. Suever	For
2.	Advisory non-binding vote to approve 2020 executive compensation.	For
3.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2021.	For
4.	Approval of the amendment and restatement of the 2016 Employee Stock Purchase Plan.	For
NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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